EXHIBIT C
                           ---------


     This Agreement is entered into by and among Amli Realty Co., a Delaware corporation, Gregory T. Mutz, John E. Allen, Baldwin & Lyons, Inc., an Indiana corporation, Nathan Shapiro, UICI, a Delaware corporation, and Ronald L. Jensen.

     Each of the persons named above hereby agrees that the Schedule 13D of even date herewith and to which this Agreement is attached as an exhibit, which is to be filed with the Securities and Exchange Commission, is to be filed on behalf of each such person.

     This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf this 18th day of November, 1996.


                              AMLI REALTY CO.

                              By:       /S/ JOHN E. ALLEN
                                        -----------------------
                              Name:     John E. Allen
                              Title:    President

                              /S/GREGORY T. MUTZ
                              -----------------------------------
                              Gregory T. Mutz

                              /S/JOHN E. ALLEN
                              -----------------------------------
                              John E. Allen


                              BALDWIN & LYONS, INC.

                              By:       /S/ G. PATRICK CORYDON
                                        -----------------------
                              Name:     G. Patrick Corydon
                              Title:    Vice President-Finance

                              /S/ NATHAN SHAPIRO
                              -----------------------------------
                              Nathan Shapiro


                              UICI

                              By:       /S/ VERNON WOELKE
                                        -----------------------
                              Name:     Vernon Woelke
                              Title:    Treasurer

                              /S/ RONALD L. JENSEN
                              -----------------------------------
                              Ronald L. Jensen